UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
May 2, 2017
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Quotient Technology Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Logue Avenue Mountain View, California 94043
(Address of principal executive offices)

(650) 605-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 1.01 Entry into a Material Definitive Agreement

On May 2, 2017, Quotient Technology Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire Crisp Media, Inc., a Delaware corporation (“Crisp”). Crisp provides a platform that identifies mobile shoppers, delivers data-informed experiences to them that activates them to store visits and sales, and accurately measure success. Following the acquisition, Crisp will be a wholly -owned subsidiary of the Company.

Under the terms of the Merger Agreement, upon consummation of the acquisition, the Company will pay an aggregate amount of consideration worth approximately $33,000,000, subject to certain customary adjustments, for all of the capital stock of Crisp and all of the outstanding and unexercised stock options, both vested and unvested, warrants and other interests in Crisp. Approximately $20,000,000 of the aggregate consideration paid upon consummation of the acquisition will be paid in cash and $13,000,000 will be paid in shares of the Company’s common stock. Additionally, contingent consideration of up to $24,500,000 in cash may become payable upon the achievement of certain financial metrics over a period of one year after closing. As a result, if the acquisition is consummated, the Company expects to issue 1,177,945 shares of Company common stock (determined based on the trailing volume weighted average closing price of the Company’s common stock as reported on the New York Stock Exchange for the ninety (90) consecutive trading days ending on April 28, 2017) in exchange for the outstanding securities of Crisp.  The Company has agreed to file a registration statement on Form S-3 or other appropriate form as applicable registering the resale by Crisp’s securityholders of the shares of the Company’s common stock issued upon consummation of the acquisition, subject to the terms and conditions set forth in the Merger Agreement.

In connection with the signing of the Merger Agreement, certain key employees of Crisp entered into non-competition and non-solicitation agreements and employment offer letters with the Company, to become effective upon the consummation of the acquisition.  In addition, prior to the consummation of the acquisition, all or substantially all of the other employees of Crisp will be offered employment with the Company, effective on or about the closing of the acquisition.

The Merger Agreement contains customary representations and warranties, covenants, and indemnification provisions. Under the terms of the Merger Agreement, a portion of the aggregate consideration, which shall be comprised of cash and shares of the Company’s common stock having an aggregate value of $3,300,000, will be held in escrow to secure the indemnification obligations of the Crisp’s securityholders. Additionally, an all-cash expense fund will be established to pay for certain fees and expenses of the Crisp securityholders’ representative. Amounts remaining in escrow will be released to Crisp’s securityholders 18 months following consummation of the transaction, net of any indemnification payments made from such fund and amounts reserved for pending indemnification claims made pursuant to the Merger Agreement. The closing of the acquisition is subject to customary closing conditions. The acquisition is anticipated to close in the Company’s second fiscal quarter ending June 30, 2017. The transaction is not expected to have a material impact on the Company’s guidance for revenue or Adjusted EBITDA for the second quarter of fiscal 2017. The Company will provide an updated guidance for fiscal 2017 that takes into account the transaction after it has closed and the purchase accounting has been completed.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which the Company will file with the Company’s Form 10-Q for the quarter ending June 30, 2017 or earlier by Current Report on Form 8-K. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential Disclosure Schedule provided by Crisp to the Company in connection with the signing of the Merger Agreement.  This confidential Disclosure Schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement.  Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Crisp rather than establishing matters as facts.  Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company or Crisp.

 “Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains forward-looking statements, including statements related to a potential acquisition and financial results. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include — but are not limited to — the financial and business impact of the acquisition of Crisp. Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available to the Company's management at the date of this Current Report on Form 8-K and its management's good faith belief as of such date with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to, the Company's performance, including its revenues, margins, costs, expenditures, growth rates and operating expenses, and its ability to generate positive cash flow and become profitable; the amount and timing of digital promotions by CPGs, which are affected by budget cycles, economic conditions and other factors; the Company's ability to adapt to changing market conditions, including the Company's ability to adapt to changes in consumer habits, including mobile device usage; seasonal variations in consumer behavior; the Company's ability to retain and expand its business with existing CPGs and retailers; the Company's ability to negotiate fee arrangements with CPGs and retailers; the impact of mobile on the Company's platform; the Company's ability to maintain and expand the use by consumers of digital promotions on its platforms and add retailers to such platforms; the Company's ability to attract and retain third-party advertising agencies, performance marketing networks distribution and channel partners, and other intermediaries; the Company's ability to effectively manage its growth; the effects of increased competition in the Company's markets and its ability to compete effectively; the Company's ability to effectively grow and train its sales team; the rate of adoption by consumers of new technology, such as our mobile print solution, introduced by the Company; the Company's ability to obtain new CPGs and retailers and to do so efficiently; the Company's ability to successfully integrate acquired companies into its business; the Company's ability to maintain, protect and enhance its brand and intellectual property; costs associated with defending intellectual property infringement and other claims; the Company's ability to successfully enter new markets; the Company's ability to develop and launch new services and features; the Company's ability to attract and retain qualified employees and key personnel, and other factors identified in the Company's filings with the Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K filed with the SEC on February 16, 2017. Additional information will also be set forth in the Company's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that the Company makes with the SEC. Quotient disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Item 2.02 Results of Operations and Financial Condition

On May 2, 2017, the Company issued a press release regarding its financial results for the first quarter ended March 31, 2017. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under Item 2.02 and Item 9.01 in the Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 3.02. Unregistered Sales of Equity Securities

See the disclosure under Item 1.01 of this Current Report on Form 8-K. In connection with the proposed acquisition of Crisp described in Item 1.01 above, the Company has agreed to issue shares of the Company’s common stock to Crisp securityholders in accordance with the terms and subject to the conditions set forth in the Merger Agreement. This issuance of shares will be made in reliance on one or more exemption or exclusion from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(a)(2) of the Securities Act, Regulation D promulgated under the Securities Act, and Regulation S promulgated under the Securities Act, and the exemption from qualification under applicable state securities laws

Item 8.01 Other Events

Merger Agreement with Crisp

On May 2, 2017, the Company issued a press release announcing that it entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Neither the information in Section 8.01 of this Current Report on Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Quotient Technology Inc. Stock Repurchase Program

On May 2, 2017, the Company announced a stock repurchase program pursuant to which the Company is authorized to repurchase up to $50.0 million of the Company’s common stock from May 5, 2017 through May 4, 2018, unless earlier terminated by the Board of the Company. Stock repurchases may be made from time to time in open market transactions or privately negotiated transactions. The timing of any repurchases and the actual number of shares repurchased will depend on a variety of factors. The Company may suspend, modify or terminate this repurchase program at any time without prior notice. The Company issued a press release on May 2, 2017 to announce the adoption of the stock repurchase program. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated May 2, 2017, regarding financial results of Quotient Technology Inc. for the first quarter ended March 31, 2017 and stock repurchase program.

99.2	Press Release, dated May 2, 2017, regarding signing of merger agreement with Crisp Media, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quotient Technology Inc.

	By:	/s/ Connie Chen
Connie Chen
General Counsel
Date: May 2, 2017